Hartford Life Insurance Company Separate Account Five:

333-52645	Select Dimensions Life (Series II)
333-00245	Select Dimensions Life (Series I)

Hartford Life and Annuity Insurance Company Separate Account Five:

333-52637	Select Dimensions Life (Series II)
333-00259	Select Dimensions Life (Series I)

Supplement Dated October 6, 2008 to the

Annual Information Product Notice Dated May 1, 2008

Supplement to your

Annual Product Information Product Notice

Utilities Portfolio of the Morgan Stanley Select Dimensions Investment Series

Effective November 3, 2008, the following name change is made to your prospectus:

Old Name	New Name

Utilities Portfolio	Global Infrastructure Portfolio

All references in your prospectus to the Utilities Portfolio should be deleted and replaced with the Global Infrastructure Portfolio.

This supplement should be retained with the prospectus for future reference.

HV-7860